SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 6, 2019

IONIS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

2855 Gazelle Court
Carlsbad, CA 92010
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.001 Par Value	“IONS”	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Ionis Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 6, 2019.  The stockholders considered six proposals, each of which is described in more detail in the Company’s definitive proxy statement dated April 26, 2019.

Proposal 1:    Election of directors to hold office until the 2022 Annual Meeting:

	FOR	WITHHELD	BROKER NON-VOTES
Stanley T. Crooke	112,315,832	2,769,795	16,375,904
Joseph Klein, III	113,528,127	1,557,500	16,375,904
Joseph Loscalzo	106,700,027	8,385,600	16,375,904
Michael Hayden	114,228,490	857,137	16,375,904

The Company’s stockholders elected the foregoing candidates by affirmative votes by a majority of the votes of the shares represented in person or by proxy at the meeting and entitled to vote in the election of directors.

Proposal 2:     Approval, on an advisory basis, of the ratification of the appointment of Peter N. Reikes to fill a vacancy on the Company’s Board of Directors until the 2021 Annual Meeting:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
114,366,040	661,380	58,207	16,375,904

The Company’s stockholders approved the foregoing proposal.

Proposal 3:     Approval, on an advisory basis, of the ratification of the appointment of Brett Monia to fill a vacancy on the Company’s Board of Directors until the 2021 Annual Meeting:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
113,401,885	1,629,643	54,099	16,375,904

The Company’s stockholders approved the foregoing proposal.

Proposal 4:     Approve an amendment and restatement of the Ionis Pharmaceuticals, Inc. 2011 Equity Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
109,909,695	5,027,181	148,751	16,375,904

The Company’s stockholders approved the foregoing proposal.

Proposal 5:     Approval, on an advisory basis, of the compensation paid to the Company’s  executive officers, including the following resolution:

“RESOLVED, that Ionis’ stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
98,259,222	16,382,179	444,226	16,375,904

The Company’s stockholders approved the foregoing proposal.

Proposal 6:      Ratify the Audit Committee's selection of Ernst & Young LLP as independent auditors for our 2019 fiscal year:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
128,784,397	2,511,729	165,405	0

The Company’s stockholders approved the foregoing proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ionis Pharmaceuticals, Inc.

Dated: June 11, 2019	By:	/s/ Patrick R. O’Neil
Patrick R. O’Neil
Senior Vice President, Legal, General Counsel and Chief Compliance Officer